SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: DECEMBER 4, 2003



                              INSIGHT MIDWEST, L.P.
                              INSIGHT CAPITAL, INC.
           (Exact name of Registrants as specified in their charters)


        Delaware                    333-33540                   13-4079232
        Delaware                    333-33540-1                 13-4079679
(State of incorporation        (Commission File Nos.)          (IRS Employer
    or organization)                                        Identification Nos.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK  10019
                    (Address of principal executive offices)


                  Registrants' telephone number: (917) 286-2300

Item 5. Other Events and Regulation FD Disclosure.

     On December 4, 2003, Insight Midwest, L.P. and Insight Capital, Inc. (the "Registrants") issued a press release announcing a proposed $125 million bond offering. On December 5, 2003, the Registrants issued a press release announcing the pricing of the previously announced bond offering. The Registrants agreed to sell $130 million of 10.5% notes due 2010. The notes are being issued at a premium of 108.75% of par. The net proceeds of the offering will be used to repay a portion of the outstanding debt under a subsidiary's credit facility. The notes will be issued under the same indenture as the Registrants' currently outstanding $500 million of 10.5% notes due 2010. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.


Item 7. Financial Statements and Exhibits.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


    Exhibit No.           Description

        99.1              Press Release dated December 4, 2003
        99.2              Press Release dated December 5, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INSIGHT MIDWEST, L.P.
                                                (Registrant)



Date: December 5, 2003                     By:   /s/ Elliot Brecher
                                               ---------------------------------
                                                 Elliot Brecher
                                                 Senior Vice President
                                                    and General Counsel



                                           INSIGHT CAPITAL, INC.
                                                (Registrant)



Date: December 5, 2003                     By:   /s? Elliot Brecher
                                               ---------------------------------
                                                 Elliot Brecher
                                                 Senior Vice President
                                                    and General Counsel